Earnings For The Year	12 Months Ended
Dec. 31, 2023
Text Block [abstract]
Earnings For The Year

A.	Earnings for the year
A.1	Segment revenue and expenses	Page F-14
A.2	Finance costs	Page F-19
A.3	Dividends paid and proposed	Page F-19
A.4	Earnings per share	Page F-19
A.5	Taxes	Page F-20
Key financial and capital risks in this section

Commodity price risk management
The Group’s revenue is exposed to commodity price fluctuations through the sale of hydrocarbons. Commodity price risks are measured by monitoring and stress testing the Group’s forecast financial position to sustained periods of low oil and gas prices. This analysis is regularly performed on the Group’s portfolio and as required for discrete projects and transactions.
The Group’s management of commodity price risk includes the use of commodity derivatives to hedge its exposure (refer to Note D.6). The hedged exposure includes oil-linked revenue related to produced volumes and revenues derived from trading operations. Commodity derivatives protect the Group against downside price risk within its corporate and trading portfolios.
As at the reporting date, the Group held commodity hedging financial instruments with a net asset carrying value of $123 million (2022: $557 million net liability
) exposed to commodity price risk. An increase in relevant commodity prices of 10% would decrease the instruments’
carrying value
by $172 million, the effect of which would be recognised within reserves and/or the income statement in accordance with hedge accounting application. A 10% decrease would have the same but opposite effect. This analysis assumes that all other variables remain constant (including the price on underlying physical exposures).
Foreign exchange risk management
Foreign exchange risk arises from future commitments, financial assets and financial liabilities that are not denominated in US dollars. The majority of the Group’s revenue is denominated in US dollars. The Group is exposed to foreign currency risk arising from operating and capital expenditure incurred in currencies other than US dollars, particularly Australian dollars.
The Group’s management of foreign exchange risk relating to capital expenditure includes the use of forward exchange contract derivatives to hedge its exposure (refer to Note D.6).
The Group entered into foreign exchange forward contracts to fix the Australian dollar to US dollar exchange rate in relation to a portion of the Australian dollar denominated capital expenditure incurred or expected to be incurred under the Scarborough development (refer to Note D.6). Through the use of foreign exchange forward contracts, the Group also hedged its Australian dollar to US dollar exchange rate exposure in relation to the Australian dollar denominated tax payments which have matured.
As at the reporting date, the Group held hedging foreign currency financial instruments with a net asset carrying value of $8 million (2022: net liability carrying value of $17 million) exposed to foreign exchange risk.
Measuring the exposure to foreign exchange risk is achieved by regularly monitoring and performing sensitivity analysis on the Group’s financial position.
A reasonably possible change in the exchange rate of the US dollar to the Australian dollar (+12%/-12% (2022:
+12%/-12%)),
with all other variables held constant, would not have a material impact on the Group’s equity or the income statement. Refer to Notes C1, C2, D2, D4 and D7 for details of the denominations of cash and cash equivalents, interest-bearing liabilities, receivables, payables and lease liabilities held at 31 December 2023.